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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                     February 25, 1999 (February 17, 1999)
                             ____________________

                              SMART & FINAL INC.

              (Exact name of registrant specified in its charter)

           Delaware                Commission File Number        95-4079584
  (State or other jurisdiction of        001-10811              (IRS Employer
   incorporation or organization)                            Identification No.)


  600 The Citadel Drive
  City of Commerce, California                                     90040
  (Address of principal executive offices)                       (zip code)

  Registrant's telephone number, including area code:  (323) 869-7500
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    Item 5.  Other Events.

On February 17, 1999 Smart & Final Inc. ("the Company") issued a press release with respect to its fourth quarter and full year 1998 results. The press release relating to such matters is attached as an exhibit to this report and is incorporated herein by reference.

     Item 7.    Financial Statements and Exhibits.

EXHIBIT 99.3    Press Release relating to quarter and year end results.


                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on February 25, 1999.

                                            Smart & Final Inc.

                                         By:  /s/ Martin A. Lynch
                                             ----------------------
                                              Martin A. Lynch
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Principal Accounting Officer

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                                 EXHIBIT INDEX
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
  Exhibit                                                        Sequentially
  Number     Description of Exhibit                              Numbered Pages
  ------     ----------------------                              --------------
  99.3       Press release relating to quarter and year
             end results.
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